NOTICE OF GUARANTEED DELIVERY
                                       FOR
                          9 1/4% SENIOR NOTES DUE 2014
                                       OF

                            MEMBERWORKS INCORPORATED


        As set forth in the Prospectus dated , 2004 (the "Prospectus") of MemberWorks Incorporated, a Delaware corporation (the "Company") and in the accompanying letter of transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's exchange offer (the "Exchange Offer") to exchange all of its outstanding 9 1/4% Senior Notes due 2014 (the "Old Notes") if (i) certificates representing such Old Notes to be tendered for exchange are not lost but are not immediately available, (ii) time will not permit the Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,  , 2004 UNLESS
THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                        LaSalle Bank National Association

                  By Mail:                        By Overnight Courier and By Hand:
              LaSalle Bank N.A.                           LaSalle Bank N.A.
       135 LaSalle Street, Suite 1960               135 LaSalle Street, Suite 1960
              Chicago, IL 60603                           Chicago, IL 60603
 Attention: Christine Linde, Vice President   Attention: Christine Linde, Vice President

                                  By Facsimile:
                                 (312) 904-2236
                         For Eligible Institutions Only

                            To Confirm by Telephone:
                                 (312) 904-5532

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedure".

         The undersigned understands that tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time on the business day prior to the Expiration Date. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any such Old Notes being purchased thereunder or as otherwise provided in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders".

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

--------------------------------------------------------------------------------
                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Owner(s)
or Authorized Signatory:                   Name of Registered Holder(s):

----------------------------------------   -------------------------------------

----------------------------------------   -------------------------------------
                                           Address:
----------------------------------------            ----------------------------

Principal Amount of Old Notes Tendered:    -------------------------------------

----------------------------------------   -------------------------------------
Certificate No(s). of Old Notes            Area Code and Telephone No.:
     (if available):                                                   ---------

----------------------------------------   If Old Notes will be delivered by
                                           book-entry transfer at The Depository
----------------------------------------   Trust Company, insert Depository
                                           Account No.
----------------------------------------               -------------------------

Date:
      ----------------------------------   -------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      Please print name(s) and address(es):

Name(s):
             -------------------------------------------------------------------
Capacity:
             -------------------------------------------------------------------
Address(es):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

Do not send Old Notes with this form. Old Notes should be sent to the Exchange Agent together with a properly completed and duly executed Letter of Transmittal.
--------------------------------------------------------------------------------


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

                              GUARANTEE OF DELIVERY

--------------------------------------------------------------------------------

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that, within five business days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

         The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Notes tendered hereby to the Exchange Agent within the time period set forth and that failure to do so could result in financial loss to the undersigned.

Name of Firm:
              ----------------------------    ----------------------------------
                                                    Authorized Signature

Address:                                      Name:
              ----------------------------            --------------------------

              ----------------------------    Title:

                                                      --------------------------
Area Code and Telephone No.:                  Date:
                             -------------            --------------------------
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